UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 17, 2006


                          Scores Holding Company, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

              Utah                       000-16665               87-0426358
              ----                       ---------               ----------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)

  533-535 West 27th St., New York, NY                                   10001
  -----------------------------------                                   -----
(Address of Principal Executive Offices)                              (Zip Code)

                                 (212) 868-4900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

On February 17, 2006, Scores Holding Company, Inc. (the "Company") was served with two subpoenas to appear on February 23, 2006 before the Grand Jury of the County of New York, State of New York and to produce certain business records, including

      o The general ledger of the Company for the period from January 1, 2003 to the present.

      o All business records of the Company referencing payment of money to the Company for the period January 1, 2003 to the present by certain corporate entities with which the Company has a business relationship.

      o     The general ledger of certain corporate entities.

The Company to date has not been charged with any violations or crimes.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Scores Holdings Company, Inc.


Dated: February 23, 2006                        By: /s/ Richard Goldring
                                                    ----------------------------
                                                    Name: Richard Goldring
                                                    Title: President